UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Exicure, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Foulk Road #202
Wilmington, Delaware		19803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 673-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Extension to Regain Compliance with Stockholders’ Equity Requirement

As previously disclosed, on June 5, 2026, Exicure, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a listed company to maintain a minimum of $2.5 million in stockholders’ equity. At that time, the Company also did not satisfy the alternative continued listing standards based on market value of listed securities or net income from continuing operations.

On September 10, 2026, the Company received a letter from Nasdaq granting the Company an extension through December 2, 2026 to regain compliance with Nasdaq Listing Rule 5550(b)(1).

Under the terms of the extension, the Company must complete its compliance initiatives and publicly demonstrate compliance with the applicable stockholders’ equity requirement on or before December 2, 2026. Nasdaq will continue to monitor the Company’s ongoing compliance with the requirement, including through the Company’s next periodic report.

The extension does not constitute a determination that the Company has regained compliance with Nasdaq’s continued listing requirements. If the Company does not satisfy the terms of the extension, Nasdaq may issue a written determination to delist the Company’s common stock, which the Company would have the right to appeal to a Nasdaq Hearings Panel.

On September 16, 2026, the Company issued a press release announcing its receipt of the Nasdaq extension. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	_Nasdaq-Extension-Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXICURE, Inc.

Date:	16 September 2026	By:	/s/ Jung Soo Kim
Jung Soo Kim Chief Executive Officer